Exhibit 99.2

Simulations Plus, Inc.
(NASDAQ:SLP)
September 2010

 With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the
 Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.

Safe Harbor Statement

Revenue Distribution (3QFY10)
25.7%
74.3%
Pharma
Words+

Simulations Plus, Inc.

simulationsplus, inc.

SLP Q4FY10 and FY 2010 Highlights
Three months and fiscal year ended 8/31/10
• 12th consecutive profitable quarter
• Record fourth quarter:
 – 4QFY10 sales up 20% to record $2.2 million from $1.8
 million in 4QFY09
 – Pharmaceutical software and services sales increase
 20.5% for 4QFY10 over 4QFY09
 – Recurring revenue from annual pharmaceutical
 software licenses $1.67 million for 3QFY10
 – Words+ subsidiary revenues increase 19.4% for
 4QFY10 over 4QFY09
• Record fiscal year:
 – FY10 sales up (17.2%) to record $10.7 million from
 $9.1 million in FY09
 – Pharmaceutical software and services sales increase
 20.9% for FY10 over FY09
 – Words+ subsidiary revenues increase 8.9% for FY10
 over FY09
• Strong balance sheet:
 – $9.5 million in cash at 08/31/10 and no debt
 • Increase of $2.0 million (26.7%) over 8/31/09 after stock repurchases of approximately $0.75 million

A BRIEF HISTORY OF TIME
FROM THE BIG BANG TO BLACK HOLES
STEPHEN W.HAWKING
WITH AN INTRODUCTION BY CARL SAGAN

simulationsplus, inc.

Professor Stephen Hawking
• One of world’s foremost
 theoretical astrophysicists -
 author of best-seller “A Brief
 History of Time”
• Paralyzed with Lou Gehrig’s
 disease (ALS)
• Has used Words+ software
 since 1985 for speaking,
 writing, Internet access,
 environmental control

words+
EyePro

MEDICARE approved

I would like a banana please
words+
EyePro

EyePro™ Eyegaze Input System
• Words+ subsidiary
 launched new EyePro
 eyegaze product in May
 with immediate sales
 during Q4.
• Fills gap in product line
 that had previously
 limited our sales to a
 major market segment
• Can be added to any
 Windows-based
 computer or
 communication device

Record 3rd
Record 2nd
$4
$3
$2
$1
$0
$ Millions
$2.1
$2.2
$3.0
$1.7
$2.1
$2.5
$2.7
$1.8
$2.4
$3.0
$3.1
$2.2
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10E
simulationsplus, inc.

Consolidated Revenue
Record 1st quarter
Record 4th quarter
4Q10E includes preliminary Q4 revenues
(fiscal year end is August 31)

$ Millions
$1.4
$0.7
$1.6
$0.5
$2.0
$1.0
$1.1
$0.6
$1.4
$0.7
$1.8
$0.7
$2.0
$0.7
$1.1
$0.7
$1.7
$0.7
$2.2
$0.7
$2.3
$0.8
$1.3
$0.9
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10E
Pharmaceutical
Words+

Annual Revenues

$3.2
$2.7
$5.7
$3.1
$6.1
$2.9
$6.3
$2.8
$7.6
$3.1
2006
2007
2008
2009
2010E
Pharmaceutical
Words+

simulations plus, inc.

Revenue History for 5 Fiscal Years
2010 includes preliminary
Q4 results (fiscal year end
is August 31)

$ Millions
$1.4
$1.6
$2.0
$1.1
$1.4
$1.8
$2.0
$1.1
$1.7
$2.2
$2.3
$1.3
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10E

simulationsplus, inc.

Pharmaceutical Growth
4Q10E includes preliminary Q4 revenues
(fiscal year end is August 31)

Quarterly Pharma Operating Income
$ thousands
$1,200
$1,000
$800
$600
$400
$200
$-
$490
$564
$1,000
$100
$423
$604
$806
$66
$578
$1,114
1,070
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
simulationsplus, inc.

Pharmaceutical Growth
(through 3Q: 4Q income available after audit)

$3
$2
$1
$0
$ Millions
$1.6
$1.7
$2.3
$1.2
$1.6
$1.8
$2.2
$1.3
$1.8
$2.2
$2.4
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

simulationsplus, inc.

Consolidated Gross Margin (through 3Q)
(through 3Q: 4Q results available after audit)
75.6%
78.9%
78.8%
70.4%
73.8%
74.4%
80.0%
67.9%
75.0%
76.3%
77.6%

$1.5
$1.0
$0.5
$0.0
$ Millions
$0.5
$0.7
$1.2
$0.1
$0.5
$0.6
$0.9
$0.1
$0.7
$1.0
$1.1
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

simulationsplus, inc.

Income Before Taxes
(through 3Q: 4Q results available after audit)

$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
-$0.2
-$0.4
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Words+
Simulations Plus

simulationsplus, inc.

Net Income by Business Unit
(through 3Q: 4Q results available after audit)

Consolidated Income Statement
(through 3Q: 4Q results available after audit)
($ millions)
	Q3 FY 10	Q3 FY 09	YTD FY 10	YTDFY 09
Pharmaceutical software and services revenue	2.325	1.986	6.287	5.194
Words+ revenue	0.794	0.728	2.219	2.110
Consolidated revenue	3.119	2.714	8.506	7.304
Gross profit	2.420	2.131	6.499	5.535
Gross profit margin	77.6%	78.5%	76.4%	75.8%
SG&A	1.118	0.989	3.211	2.930
R&D	0.234	0.294	0.748	0.849
Total operating expenses	1.352	1.283	3.959	3.779
Income before income taxes	1.112	0.888	2.747	1.900
Net income	0.740	0.569	1.811	1.249
Earnings per share (diluted)	0.04	0.03	0.11	0.07

Select Balance Sheet Items
(through 3Q: 4Q results available after audit)
($ millions)
	May 31, 2010	Aug. 31, 2009
Cash and cash equivalents*	$8.583	$7.473
Total current assets	12.335	10.265
Total assets	$14.566	$12.303

Total current liabilities	1.342	0.937
Total liabilities	1.775	1.732

Shareholders’ equity	12.791	10.571
Total liabilities and shareholders’ equity**	$14.566	12.303
 *14.9% increase in first 3 quarters
**18.4% increase in first 3 quarters

Share Repurchase Program
• The board of directors approved a second share repurchase
 program beginning February 2010 for one year
• The purpose of the program is to use some of our excess
 cash to increase shareholder value by reducing the number
 of shares outstanding and increasing the per-share metrics
 (EPS, sales/share, etc.)
• The program authorizes repurchase of up to 1,000,000
 shares during that time frame
• As of August 31, the company has repurchased a total of
 320,409 shares at an average price of $2.33
• Although we are authorized to continue repurchasing
 shares, the company does not announce when or if further
 repurchases may be made, nor a price range for such
 repurchases

SimulationsPlus, Inc.
Biorelevant Solubility Database

simulationsplus, inc.

Aggressive Marketing and Sales Program
• More of our development and consulting
 scientists are involved in covering the
 expanded conference/meeting schedule
• The number of conferences and scientific
 meetings continues at a high level, with 15
 in the 3rd quarter and 13 in the 4th quarter
• Fundamental industry shift underway
 – Pharma increasingly utilizing simulation software and
 modeling tools to increase productivity
 – Software tools are always evolving, and as the
 technology advances, new capabilities attract new users,
 such as the ocular and nasal/pulmonary delivery
 capabilities in the newly launched GastroPlus 7.0
– Consulting services continue to grow
 – Marketing and sales emphasis on our consulting
 capabilities is paying off
 – Repeat Big 5 customers are evidence of the quality of our consulting services

Discovery
Preclinical
Clinical
MedChem Studio™
GastroPlus™ DDDPlus™
ADMET Predictor™
Software for Pharmaceutical R&D

GastroPlus
Simulation Software
for Drug Discovery
and Drug Development
7

ADMET Predictor
ADMET Property
Estimation and
Model Building
5

MedChem Studio

MedChem Studio

DDDPlus
3

DDDPlus

simulationsplus, inc.

Cutting-edge Software Enhancements
• Simulations Plus continues to increase its technological advantage
• Version 7.0 released in August
• Three new market-expanding capabilities:
 • Drug-drug interaction
 • Ocular drug delivery
 • Nasal/pulmonary drug delivery
• Version 5.0 released in July - new toxicity models, all models retrained with latest ionization descriptors and charge descriptors
 • SBIR grant funding supporting further improvements
• Prediction of sites of metabolism in development
• Major enhancements to graphical user interface in development version
• Significant speed improvements achieved in development version
• Released as MedChem Studio (formerly ClassPharmer™) in August
• Stable product with fine-tuning of capabilities
• Growing customer base shows gradual acceptance of this unique technology

Selected Compound
pKa Table
Enzyme Table

simulationsplus, inc.

• Flagship product: the industry’s Gold Standard - most advanced simulation of oral absorption/pharmacokinetics/pharmacodynamics
• FDA has numerous licenses, also NIHS in Japan
• Strategy going forward:
 – Continue extending product capabilities:
 • Version 7.0 released in August with significant market-expanding capabilities:
 • New routes of administration (ocular, intranasal, pulmonary)
 • Drug-drug interactions for metabolic interactions
 • Drug-drug interactions for transporters as well as enzymes
 • Transdermal delivery
 – Initiating training courses as new profit center - October start
 • Industry needs advanced training
GastroPlusTM

• Version 5.0 released in July with major upgrades and new models
• Ranked #1 in accuracy in every independent comparison study
 – No other company has consistently been in the top 4!
• Predicts numerous properties of molecules from just their structures, including physicochemical and pharmacokinetic properties and over 20 potential toxicities
• Strategy going forward:
 – Continue to expand number of predictions (e.g., metabolism, toxicity)
 – Partnership with FDA in approval process now for additional toxicity models
 – Continuously improve prediction accuracy through better molecular descriptors
 – Over $600K in SBIR grants awarded to improve descriptors used in models
ADMET PredictorTM
Solubility
Permeability
logP
Ionization/pKa
Toxicities
Metabolism
HIV-1 activity
etc.

• Formerly ClassPharmer™ - merge of two products acquired in 2005
• Classifies molecules by “common substructures” using proprietary algorithms
 • powerful data mining tool for high throughput screening data
• Helps chemists identify what it is about molecular structures that cause good or bad properties
• Designs new molecules using proprietary algorithms to eliminate “losers”
 • Tight integration with ADMET Predictor provides multidimensional filtering capability
• Strategy going forward:
 – New emphasis on molecule design capabilities - shift to multi-dimensional optimization
 – Tighter integration with ADMET Predictor - each promotes sales of the other
 – Focus on becoming the preferred tool for molecular design by pharmaceutical chemists
MedChem StudioTM

DDDPlus(TM): C:\Program Files\Simulations Plus, Inc\DDDPlus\DDDPlusDemo.mdb
File Database Simulation Setup Tools Modules Help
Formulation
Experimental Setup
Simulation
Hydrocortisone Coarse Powder
Apparatus Type:
USP Paddle
Experimental Parameters
Instrument Speed (RPM): 75
Medium Volume (mL): 900
Medium Viscosity (g/(cm*s)): 0.007
Medium pH: 7
Fluid Velocity (cm/s): 7.504
Medium Type: Water
Experiment Phase
Medium Composition

Hydrocortisone Coarse Powder
Refresh
Percent Dissolved (%)
Time (min)

simulationsplus, inc.

• First and only simulation tool for in vitro dissolution experiments
• Industry is learning how to use this unique tool and sales are increasing steadily
• FDA is one of our users
• Strategy going forward:
 – Continue aggressive marketing and sales activities
 • Educate formulation scientists on how to use simulation in their work
 • Emphasize compatibility with GastroPlus for formulation studies
 – Continue incremental improvements in response to customer requests
DDDPlusTM

Summary
• Simulations Plus is characterized by:
 – Outstanding scientific reputation
 • Top-rated software in independent comparison
 studies
 – GastroPlus
 – ADMET Predictor
 • Constant stream of consulting contracts, including
 top 5 pharmaceutical companies
 – Consistently strong financial performance
 – Excellent balance sheet
• Growth strategies include both organic
 and acquisition opportunities

Questions?